MarketWise Announces Common Stock Repurchase Program

BALTIMORE, MARYLAND, November 10, 2021 (GLOBE NEWSWIRE) -- MarketWise, Inc. (NASDAQ: MKTW) (the “Company”), formerly known as Beacon Street Group, a leading multi-brand digital subscription services platform providing premium financial research, software, education, and tools for self-directed investors, today announced that the Board of Directors of the Company authorized the repurchase of up to $35 million in aggregate of shares of the Company's Class A common stock, with the authorization to expire on November 3, 2023.
Mark Arnold, Chief Executive Officer of the Company, commented, “We believe repurchasing shares when it is highly accretive is a proper deployment of capital and provides support for our investors when we view the stock as significantly undervalued. We believe our share price, by most any measure, is under-valued, and we intend to repurchase shares when the returns realized from those repurchases are greater than the returns we can earn organically in our business. We are reaffirming the strength of the business and the tremendous value we believe exists at these prices.” Mr. Arnold continued, “Our business is capex-light, and we have sufficient excess cash on our balance sheet which can be put to work for a buyback without impacting our company’s ability to grow organically.”
Stock repurchases under this program will be made from time to time, on the open market, in privately negotiated transactions, or by other methods, at the discretion of the management of the Company and in accordance with the limitations set forth in Rule 10b-18 promulgated under the Securities Exchange Act of 1934, as amended, and other applicable legal requirements. The timing of the repurchases will depend on market conditions and other requirements. The Company currently anticipates the share repurchase program will extend over a two-year period, or such shorter period if $35 million in aggregate of shares have been repurchased. The share repurchase program does not obligate the Company to repurchase any dollar amount or number of shares, and the program may be extended, modified, suspended, or discontinued at any time. For each share of Class A common stock the Company repurchases under the share repurchase program, MarketWise, LLC, the Company’s direct subsidiary, will redeem one common unit of MarketWise, LLC held by the Company, decreasing the percentage ownership of MarketWise, LLC by the Company and relatively increasing the ownership by the other unitholders.

About MarketWise
Founded with a mission to level the playing field for self-directed investors, MarketWise has more than 20 years of operating history and is comprised of 12 primary customer facing brands, offering more than 160 products, and serving a community of 13 million free and paid subscribers. MarketWise’s products are a trusted source for high-value financial research, education, actionable investment ideas, and investment software. MarketWise is a 100% digital, direct-to-customer company offering its research across a variety of platforms including mobile, desktops, and tablets. MarketWise has a proven, agile, and scalable platform with a vision is to become the leading financial solutions platform for self-directed investors.

Cautionary Statement Regarding Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the federal securities laws, including statements regarding the financial position, business strategy, and the plans and objectives of management for future operations of the Company. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections, and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including, but not limited to, the following: our ability to attract new subscribers and to persuade existing subscribers to renew their subscription agreements with us and to purchase additional products and services from us; failure to adequately market our products and services, or to monitor and manage our use of social media platforms as marketing tools; failure to maintain and protect our reputation for trustworthiness and independence; our ability to manage our growth effectively, including through acquisitions; our ability to attract, develop, and retain capable management, editors, and other key personnel; our ability to grow market share in our existing markets or any new markets we may enter; adverse or weakened conditions in the financial sector, global financial markets, and global economy; our ability to respond to and adapt to changes in technology and consumer behavior; failure to successfully identify and integrate acquisitions, or dispose of assets and businesses; the impact of the COVID-19 pandemic; the fact that we recognize revenue from subscriptions for our services over the term of the subscription, and so downturns or upturns in new business may not be immediately reflected in our operating results; our business, products, and facilities being at risk of a number of material disruptive events that our operational risk management and business continuity programs may not be adequate to address; disruptions to our third-party technology providers and management systems; payment processing risk; failure to comply with laws and regulations or other regulatory action or investigations, including with respect to the federal and state securities laws; liability for the information and data we collect and distribute or the reports and other documents produced by our software products; our ability to maintain and protect our intellectual property; failure of our internal security measures or breach of our privacy protections; the impact of the regulatory environment and complexities with compliance related to such environment; adverse litigation judgments or settlements resulting from legal proceedings relating to our business operations; our organizational structure, including obligations under the tax receivable agreement; our public securities’ potential liquidity and trading; our future capital needs; our ability to maintain an effective system of internal control over financial reporting, and to address and remediate existing material weaknesses in our internal control over financial reporting; and other factors beyond our control.
The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of our Quarterly Reports on Form 10-Q, Annual Reports on Form 10-K, and other documents filed by us from time to time with the U.S. Securities and Exchange Commission.
These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this press release may not occur and actual results could differ materially and adversely from those anticipated.
Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and we assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise. We do not give any assurance that we will achieve our expectations.

MarketWise Investor Relations Contact
Jonathan Shanfield - MarketWise Investor Relations
Jamie Lillis - Solebury Trout

(800) 290-4113
ir@marketwise.com

MarketWise Media Contact
Email: media@marketwise.com
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